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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 15, 1998
                                                 --------------------


                                  AETNA INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                 Connecticut
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                 (State or Other Jurisdiction of Incorporation)


              1-11913                            02-0488491
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     (Commission File Number)         (I.R.S. Employer Identification No.)


     151 Farmington Avenue, Hartford, Connecticut        06156
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     (Address of Principal Executive Offices)         (Zip Code)



                                 (860) 273-0123
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              (Registrant's Telephone Number, Including Area Code)




                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)


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                              TABLE OF CONTENTS


                 Item 5.       Other Events                3

                 Item 7(c).    Exhibits                    3

                 Signatures                                4


































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ITEM 5.  OTHER EVENTS.

         On March 15, 1998, Aetna Inc. and a subsidiary entered into definitive agreements with New York Life Insurance Company ("New York Life") for Aetna to acquire the NYLCare Health Plans business, the healthcare subsidiary of New York Life, for $1.05 billion in cash and potential additional payments contingent upon future performance.

         A copy of Aetna's and New York Life's joint press release relating to the transaction is attached as an exhibit to this report, and is incorporated herein by reference.


ITEM 7. (c) Exhibits.


         Exhibit 99  Press Release of Aetna Inc. dated March 16, 1998.

























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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AETNA INC.
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                                    (Registrant)


Date: March 16, 1998                BY:  /S/  ALFRED P. QUIRK, JR.
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                                         Alfred P. Quirk, Jr.
                                         Vice President

























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                                EXHIBIT INDEX


Exhibit No.                     Description

   99              Press Release of Aetna Inc. dated March 16, 1998